UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      *****

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   April 24, 2003


                              Crompton Corporation
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                     0-30270                        52-2183153
      --------                     -------                        ----------
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                     Identification Number)



      199 Benson Road, Middlebury, Connecticut              06749
      ----------------------------------------              -----
      (Address of Principal Executive Offices)             (Zip Code)


                                 (203) 573-2000
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)



Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

      Crompton Corporation ("Crompton") has entered into a definitive agreement to sell its organosilicones business to the GE Specialty Materials division of General Electric Company ("General Electric") and to acquire General Electric's Specialty Chemicals business. At closing, Crompton will receive $645 million in cash and the General Electric Specialty Chemicals business, which has an agreed value of $160 million. In addition, Crompton will receive quarterly "earn-out" payments for three years after closing based on the combined performance of General Electric's existing silicones business and the organosilicones business it is acquiring from Crompton. The earn-out, which is based on incremental contribution margin, will be a minimum of $105 million and a maximum of $250 million payable quarterly over a three-year period. The transaction is subject to regulatory approvals and other customary conditions and is expected to close in the third quarter. A copy of the definitive agreement and a press release describing the transaction are attached as exhibits hereto and are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

            *     *     *

        (c) Exhibits.

            Exhibit Number          Exhibit Description
            --------------           ------------------
                   99.1             Press Release, dated April 24, 2003
                                    (incorporated by reference to Exhibit 99.1 to Crompton's Current Report on Form 8-K, filed on April 24, 2003)

                   99.2 Purchase and Exchange Agreement by and between Crompton and General Electric, dated as of April 24, 2003

                              SIGNATURES
                              ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                          Crompton Corporation
                                          --------------------
                                                (Registrant)

                                          By:     /s/ Barry J. Shainman
                                                  ---------------------
                                          Name:   Barry J. Shainman
                                          Title:  Secretary
Date: April 25, 2003

                                  Exhibit Index
                                  -------------

      Exhibit Number                Exhibit Description
      --------------                --------------------
           99.1                     Press Release, dated April 24, 2003
                                    (incorporated by reference to Exhibit 99.1 to Crompton's Current Report on Form 8-K, filed on April 24, 2003)

           99.2 Purchase and Exchange Agreement by and between Crompton and General Electric, dated as of April 24, 2003